May. 16, 2016
Aspiriant Risk-Managed Municipal Bond Fund

Aspiriant Risk-Managed Municipal Bond Fund

A series of Aspiriant Trust

Supplement dated May 16, 2016

to the Prospectus dated June 15, 2015,

as supplemented

This supplement updates information in the Prospectus for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective July 1, 2016, the Fund’s investment advisory fee will be reduced from 0.35% to 0.30% of average daily net assets.

In addition, effective immediately, WellsCap Capital Management, Inc. (“WellsCap”) will serve as a sub-adviser to the Fund. Located at 525 Market Street, 10th Floor, San Francisco, CA 94105, WellsCap was organized in 1981 and provides a broad range of investment management advisory services to institutional clients. As of March 31, 2016, WellsCap had approximately $338 billion in assets under management. For the services provided pursuant to its sub-advisory agreement, WellsCap is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to WellsCap by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s semi-annual report dated August 31, 2016 will provide information regarding the basis of the Fund’s Board of Trustees’ approval of WellCap’s sub-advisory agreement.

Below is information regarding the portfolio managers responsible for the day-to-day management of the assets of the Fund allocated to WellsCap:

•	Lyle Fitterer, CFA, CPA, joined WellsCap, or one of its predecessor firms, in 1989, where he currently serves as a Senior Portfolio Manager and is the Managing Director and Head of the Tax-Exempt Fixed Income team.

•	Robert Miller joined WellsCap in 2008, where he currently serves as a Senior Portfolio Manager with the Tax-Exempt Fixed Income team.

Please retain this supplement for future reference.